Goodrich Corporation First Quarter 2006 Results April 27, 2006

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 JSF and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 27, 2006 First Quarter 2006 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

First Quarter 2006 Financial Highlights First quarter 2006 results, compared to first quarter 2005 Sales grew 12 percent, with growth in all segments Net income per diluted share grew $1.13, or 240 percent Increased $1.05 for tax settlements announced on March 29, and new settlement received on April 25 Operational improvement of $0.08, or 17% growth compared to first quarter 2005 2006 outlook Sales outlook unchanged at higher end of range of $5.6 - $5.7 billion Net income per diluted share outlook increased $1.18, from $2.20 - $2.40 to $3.38 - $3.58 $0.05 per diluted share increase to reflect the expected continuation of very strong commercial aftermarket sales $1.05 for impact of tax settlements, and Approximately $0.08 per diluted share associated with the expected sale of Turbomachinery Products Cash flow from operations minus capital expenditures - now expect $100 - $150 million for 2006, Includes ($90) of expected second half 2006 tax payment associated with tax settlement announced on March 29 Excludes approximately $90 million proceeds from expected sale of Turbomachinery Products

First Quarter 2006 Operational Highlights Two key tax settlements announced - March 29 and April 25 Announced definitive agreement to sell Turbomachinery Products Consistent with overall strategy to divest non-core businesses Airframe Systems segment operational performance improvement continued Selected to provide landing gear and wheels and brakes on Boeing 747-8 aircraft Landing Gear shipments continue to meet key customer requirements Reduction in force announced at Landing Gear Reduction in force of approximately 100 people - expect approximately $1.5 million per quarter benefit, starting in 2Q 2006 A380 actuation system Redesigned units being delivered to Airbus Components of redesigned system flew on A380 test aircraft in February 2006 Segment margin improvement on track Q1 performance muted by impact of a charge associated with the sale of a closed facility, stock based compensation, FX and pension expenses ($8 million, or about 1.7 percent of sales)

First Quarter 2006 Operational Highlights Electronic Systems segment A380 full scale evacuation test successfully completed Key technology development contracts awarded Selected to provide flight deck lighting and cabin attendant seating on the Boeing 787 aircraft Engine Systems Segment Continued strong aftermarket growth Aging of Airbus fleet continues to benefit Goodrich Development programs for the Boeing 787 and Airbus A350 continue on schedule

Quarterly Sales Trends Sales ($ in Millions) Solid sales growth continues 13% annualized growth since 3Q 2003 sales trough $1,091 $1,092 $1,061 $1,122 $1,157 $1,128 $1,162 $1,254 $1,275 $1,353 $1,371 $1,398 $1,424 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 1st Qtr 2006 1st Qtr 2005 Change Sales $1,424 $1,276 12% Segment operating income $169 $151 12% - % of Sales 11.9% 11.8% +0.1% Income - Continuing Operations - Net Income $200 $201 $57 $58 251% 249% Diluted EPS - Continuing Operations - Net Income $1.59 $1.60 $0.46 $0.47 246% 240% First Quarter 2006 - Financial Summary Year-over-Year Performance

First Quarter 2006 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS First Quarter 2005 - Income from Continuing Operations $1,276 $57 $0.46 Increased overall volume, efficiency, mix, other $168 $27 $0.19 Restructuring and consolidation charges $1 $0.01 Stock-based compensation, pension, foreign exchange translation impact ($20) ($13) ($0.10) Increased new program development expenditures (R&D, Bid and Proposal, other) ($3) ($0.02) Income tax benefit associated with announced settlements $131 $1.05 First Quarter 2006 - Income from Continuing Operations $1,424 $200 $1.59

First Quarter 2006 Year-over-Year Segment Results Engine Systems Segment 1st Quarter 2006 1st Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 1st Quarter 2005 $ % Sales $610 $528 $82 16% Segment OI $119 $91 $28 31% % Sales 19.4% 17.1% +2.3% Included above: Restructuring and Consolidation Charges -- -- -- -- Major Variances: Sales increased primarily due to: Higher commercial and general aviation airplane original equipment (OE) and aftermarket and maintenance, repair and overhaul (MRO) sales volume of approximately $88 million primarily in our aerostructures, cargo and engine controls businesses; and Higher sales volume of approximately $15 million of regional and business OE and aftermarket products primarily from our aerostructures business. The increase in sales was partially offset by a decline in defense sales volume in our aerostructures and cargo businesses of approximately $27 million. Segment operating income was higher due to: Higher sales volume as described above which generated additional segment operating income of approximately $40 million; and Lower cumulative catch-up charges in the quarter ended March 31, 2006 than in prior year's quarter on several contracts in our aerostructures business of approximately $4 million. The increase in the Engine Systems segment operating income was partially offset by approximately $15 million of increased costs for stock-based compensation and pension expenses, higher warranty costs and increased costs for research and development costs, primarily for the development of the Boeing 787 and the Airbus A350 programs.

First Quarter 2006 Year-over-Year Segment Results Airframe Systems Segment 1st Quarter 2006 1st Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 1st Quarter 2005 $ % Sales $470 $443 $27 6% Segment OI $14 $28 ($14) (49%) % Sales 3.0% 6.3% -3.3% Included above: Restructuring and Consolidation Charges ($1) ($2) $1 50% Major Variances: Sales increased primarily due to: Higher volume of approximately $35 million of landing gear commercial OE and aftermarket and military products; and Higher volume of actuation systems of approximately $15 million, excluding the impact of foreign exchange translation. The increases in sales volume were partially offset by a decrease in airframe heavy maintenance service sales volume of approximately $17 million and unfavorable foreign currency translation of approximately $10 million in the actuation business. The increased sales volume described above favorably affected segment operating income. The increase in volume-related segment operating income was more than offset by: Higher costs of approximately $16 million, primarily in the wheel and brake and landing gear businesses, including raw material cost inflation, restructuring expenses, a charge associated with the sale of a closed facility, stock-based compensation, pension and foreign exchange translation expenses; and Unfavorable product sales mix of approximately $3 million primarily in the wheel and brake business. Partially offsetting the operating income decline was the impact of lower research and development expense of $4 million primarily from reduced spending on the A380 actuation system.

First Quarter 2006 Year-over-Year Segment Results Electronic Systems Segment Major Variances: Sales increased primarily due to: Higher sales volume of approximately $19 million of defense and space OE primarily in our optical and space systems, fuel and utility systems, sensor systems and power systems businesses, partially offset by a decline in sales volume in our propulsion systems business; Higher sales volume of approximately $8 million of regional and general aviation airplane OE products in our de-icing and specialty systems, sensor systems and lighting systems businesses; Higher sales volume of $11 million of large commercial OE and aftermarket products in virtually all of our business units; and Higher sales volume of approximately $5 million from Sensors Unlimited, Inc., which was acquired during the fourth quarter 2005. Segment operating income was higher due to: Higher sales volume as described above, which generated additional segment operating income of approximately $13 million; Favorable sales mix of $1 million in our optical and space systems, lighting systems and power systems businesses; and Revision of an assumption used in the actuarial valuation of other post-retirement benefits related to the acquisition of the aeronautical systems business in the electronics segment of approximately $3 million. The increase in segment operating income was partially offset by: Increased operating costs of approximately $8 million, primarily due to stock-based compensation, pension and warranty expenses; and Increased investments in research and development and new product introduction costs primarily related to our optical and space systems, fuel and utility systems and power systems businesses to support new programs of approximately $6 million. 1st Quarter 2006 1st Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 1st Quarter 2005 $ % Sales $343 $305 $38 13% Segment OI $37 $32 $5 14% % Sales 10.7% 10.6% +0.1% Included above: Restructuring and Consolidation Charges ($1) ($1) -- --

Summary Cash Flow Information Item (Dollars in Millions) 1st Quarter 2006 1st Quarter 2005 Net income $201 $58 Cash outflow for facility closures and headcount reductions ($2) ($3) Depreciation and Amortization $56 $55 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($120) ($124) Deferred income taxes and taxes payable ($94) $21 Accrued expenses, other $25 $10 Cash Flow from Operations $66 $17 Pension Contributions - worldwide ($7) ($3) Capital Expenditures ($43) ($27)

Sequential Quarter Financial Results

(Dollars in Millions, excluding EPS) 1st Quarter 2006 4th Quarter 2005 Change Sales $1,424 $1,398 2% Segment operating income $169 $156 8% - % of Sales 11.9% 11.2% +0.7% Income - Continuing Operations - Net Income $200 $201 $64 $70 213% 187% Diluted EPS - Continuing Operations - Net Income $1.59 $1.60 $0.51 $0.56 212% 186% First Quarter 2006 - Financial Summary Sequential Performance

First Quarter 2006 Sequential Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Fourth Quarter 2005 - Income from Continuing Operations $1,398 $64 $0.51 Increased overall volume, efficiency, mix, other $26 $8 $0.06 Restructuring and consolidation charges $5 $0.04 Stock-based compensation, pension, foreign exchange translation impact ($16) ($0.13) Reduced cumulative catch-up impact and charge for contract termination at Aerostructures $13 $0.10 Increased new program development expenditures (R&D, Bid and Proposal, other) ($5) ($0.04) Income tax benefit associated with announced settlements $131 $1.05 First Quarter 2006 - Income from Continuing Operations $1,424 $200 $1.59

First Quarter 2006 Sequential Period Segment Results Engine Systems Segment Major Variances: Sales increased primarily due to: Higher commercial and general aviation airplane OE and aftermarket and maintenance, repair and overhaul (MRO) sales volume, partially offset by a decline in defense sales volume in our aerostructures and cargo businesses; and The increase in Engine Systems sales was partially offset by lower aftermarket sales in engine controls. Segment operating income was higher due to: Higher sales volume as described above; Lower cumulative catch-up charges in the quarter ended March 31, 2006 than in prior year's fourth quarter on several contracts in our aerostructures business; A non-recurring charge of $7.3 million related to the termination of a contract in the quarter ended December 31, 2005, which was not repeated in the first quarter 2006; Favorable mix of products sold due to higher aftermarket sales, primarily for aerostructures products; and Non-recurrence of restructuring charges taken in the fourth quarter, 2005 in engine controls. The increase in Engine Systems segment operating income was partially offset by: Increased research and development costs primarily for the development of the Boeing 787 and the Airbus A350. 1st Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 4th Quarter 2005 $ % Sales $610 $576 $34 6% Segment OI $119 $96 $22 23% % Sales 19.4% 16.7% +2.7% Included above: Restructuring and Consolidation Charges -- ($5) $5 N/A

First Quarter 2006 Sequential Period Segment Results Airframe Systems Segment 1st Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 4th Quarter 2005 $ % Sales $470 $472 ($2) -- Segment OI $14 $21 ($7) (34%) % Sales 3.0% 4.5% -1.5% Included above: Restructuring and Consolidation Charges ($1) -- ($1) N/A Major Variances: Sales decreased primarily due to: Lower actuation systems military sales volume; and Lower airframe heavy maintenance service volume. These decreases were partially offset by an increase in landing gear commercial OE sales volume and higher aircraft wheel & brake sales volume. Segment operating income was lower due to: The lower sales volume described above; Higher operating costs including the impacts of: Higher product upgrade costs in the aircraft wheel & brake business; Higher free-of-charge OE deliveries in the aircraft wheel & brake business; Higher manufacturing costs in the wheel & brake and landing gear businesses, including raw material cost inflation; A restructuring charge for headcount reduction and a charge relating to a previously closed facility in the landing gear business; and Unfavorable foreign currency translation on non-US Dollar denominated net costs in the actuation systems and landing gear businesses. Partially offsetting these factors were the impacts of: Lower R&D expenditures for the A380 actuation system; and Lower operating costs in the airframe heavy maintenance business.

First Quarter 2006 Sequential Period Segment Results Electronic Systems Segment Major Variances: Sales decreased primarily due to: Lower sales volume of defense and space OE primarily in our optical and space systems, fuel and utility systems, sensor systems and power systems business units; The decrease in volume was partially offset by: An increase in sales volume in our aircraft seating business unit; Higher sales volume of regional, business and general aviation airplane OE and aftermarket products in our de-icing and specialty systems, sensors, lighting systems and power systems businesses; Higher sales volume of large commercial OE products in our aircraft interior products, sensors, fuel & utility systems and de-icing & specialty systems business units; and Higher sales volume from Sensors Unlimited, which was acquired 4th quarter 2005. Segment operating income was lower due to: Lower sales volume as described above; Increased investments in research and development and new product introduction costs in our optical & space systems and power systems businesses to support new programs; and Unfavorable effects foreign exchange rates predominantly in our sensor systems and power systems business; The decrease in segment operating income was partially offset by: Favorable sales mix in our aircraft interior products, optical & space systems, lighting systems and power systems businesses; and Lower spending on restructuring activities in our lighting systems business; and Revision of an assumption used in the actuarial valuation of other post-retirement benefits related to the acquisition of the aeronautical systems business in the electronics segment 1st Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 1st Quarter 2006 4th Quarter 2005 $ % Sales $343 $349 ($6) (2%) Segment OI $37 $39 ($2) (5%) % Sales 10.7% 11.1% -0.4% Included above: Restructuring and Consolidation Charges ($1) ($5) $4 N/A

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 9 18 8 27 6 3 24 5 First Quarter 2006 Sales by Market Channel Total Sales $1,424M Large Commercial Aircraft Aftermarket 27% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 9% Airbus Commercial OE 18% Defense & Space, OE & Aftermarket 24% Other 5% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 35% Total Defense and Space 24%

Sales by Market Channel First Quarter 2006 Change Analysis Market Channel Primary Market Drivers Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Market Channel Primary Market Drivers 1Q 2006 vs. 1Q 2005 1Q 2006 vs. 4Q 2005 Boeing and Airbus - OE Production Aircraft Deliveries 27% 14% Regional, Business & General Aviation - OE Aircraft Deliveries 25% 13% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 16% 5% Defense and Space - OE and Aftermarket US, UK Defense Budgets (3%) (12%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (31%) (16%) Other IGT, Other 8% (4%) Goodrich Total Sales 12% 2%

2006 Outlook

2006 Sales Expectations By Market Channel

Goodrich 2005 Sales Mix	Market	2006 Market Growth	2006 Goodrich Growth	Market expectations - 2007 and beyond
8% 16% 24%	Boeing OE Del. Airbus OE Del. Total (GR Weight)	36% 10% 19%	10-15% (Due to delivery lead times)	Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak
6%	Regional/Bus/GA OE (Weighted)	0-5%	~5%	CF34-10 Engine Nacelles and tail cone support continued growth through the cycle
32%	Aftermarket (Commercial/ Regional/Bus/GA)	~5%	>7%	Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate
28%	Defense and Space OE and Aftermarket	Approx. Flat	Flat to slightly down	OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth
4%	Heavy Maintenance	5%	Flat to slightly down	Goodrich operating near capacity, sales fluctuate based on A/C age, timing and type of overhaul
6%	Other		~5%	
100%	**Total**	**~7%**	**~6%**	

25

2006 Outlook Reconciliation Prior Outlook Current Outlook Comments Sales $5.6-5.7B $5.6-5.7B No change (towards upper end of range) EPS - Excl. Tax, TMP sale - March 29 Tax Settlement - April Tax Settlement - TMP Sale Net Income $2.20-2.40 $2.25-2.45 $0.93 $0.12 $0.08 $3.38-3.58 Continued strong aftermarket Rohr litigation Rohr 1995-97 audit Gain on sale less lost OI Cash flow from operations minus capital expenditures 50 to 75% of NI from Cont. Ops. $100-150M Includes expected 2nd half 2006 tax payment of approx. $90 million Other cash flow items + $90M for TMP Not in cash flow from operations minus Cap. Ex. Capital Expenditures $240-260M $240-260M No change

2006 Earnings Outlook Outlook does not include Final resolution of Coltec tax case, and resolution of the remaining items in the IRS examination cycle for the company's tax years through 1999 Resolution of remaining A380 contractual disputes with Northrop Impact of acquisitions or divestitures, other than the previously announced definitive agreement to sell Turbomachinery Products Impact of changes to the company's pension plan

2006 Outlook Summary Continued robust growth in major Commercial Aerospace original equipment and aftermarket channels Continue to expect ~100 basis point segment OI margin expansion Operational excellence and volume leverage On track to achieve mid-teens segment OI margin by 2009-2010 Expect growth in EPS from continuing operations to be greater than sales growth EPS growth includes increased expenses for pension, FX and stock-based compensation of ~$0.29 Cash flow from operations minus capital expenditures of $100 - $150M, plus ~$90M of cash proceeds from the expected sale of Turbomachinery Products New program investments (A380, Boeing 787, A350) Capital for cost reduction, capacity, landing gear OE rate increases Balancing short-term earnings improvement & long-term value creation

Goodrich - 2006 and Beyond

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Defense Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Sustainable Growth Beyond the Peak of the Cycle Original Equipment Production High Airbus content - on high growth platforms Four new aircraft introductions between now and 2010 will help support higher production/delivery levels later 2006 - A380; 2008 - 787; 2009 - 747-8; 2010 - A350 Higher Goodrich content on new aircraft than on aircraft being replaced Single Aisle Small Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Model 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher content per aircraft should dampen the effect from the next commercial down cycle

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support More long-term agreements More opportunity for airline outsourcing Defense and space market Balance and focus on high growth areas War on terror drives sustained spending

Longer Term Margin Growth Expectations Segment OI/Sales Margins AIRFRAME SYSTEMS ELECTRONIC SYSTEMS ENGINE SYSTEMS Expect total Company margins to be ~15% by 2009 0% 5% 10% 15% 20% 2004 2005 2006 2007 2008 2009 0% 5% 10% 15% 20%

Margin Expansion Outlook OI/Sales Margins Total Company Objective Expect Airframe Systems margin improvement Sustained, high Engine Systems margins Mid-teens Electronics Systems margins Drivers Volume leverage R&D costs on new programs mitigate Pension, FX and stock- based compensation headwinds mitigate or reverse Substantial margin upside potential 8% 10% 12% 14% 16% 18% 2004 2005 2006 2007 2008 2009 8% 10% 12% 14% 16% 18%

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Believe that Airframe margins bottomed out in 2005 Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, Boeing 747-8 and A350 all have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency